BARON ETF TRUST

POWER OF ATTORNEY

The undersigned in his capacity as a Trustee or Officer, or both, as the case may be, of Baron ETF Trust (the “Trust”) does hereby appoint Kristine Treglia and Patrick M. Patalino, and each of them, severally, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all Registration Statements on Form N-14 relating to the reorganizations of Baron FinTech Fund into Baron Financials ETF and Baron Technology Fund into Baron Technology ETF (including pre- and post-effective amendments thereto) and all instruments necessary or desirable in connection therewith, to attest the seal of the Trust thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

Signatures	Title	Date
/s/ Ronald Baron	Chief Executive Officer and Trustee	August 5, 2025
Ronald Baron

BARON ETF TRUST

POWER OF ATTORNEY

The undersigned in his capacity as a Trustee or Officer, or both, as the case may be, of Baron ETF Trust (the “Trust”) does hereby appoint Kristine Treglia and Patrick M. Patalino, and each of them, severally, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all Registration Statements on Form N-14 relating to the reorganizations of Baron FinTech Fund into Baron Financials ETF and Baron Technology Fund into Baron Technology ETF (including pre- and post-effective amendments thereto) and all instruments necessary or desirable in connection therewith, to attest the seal of the Trust thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

Signatures	Title	Date
/s/ David Baron	Co-President and Trustee	August 5, 2025
David Baron

BARON ETF TRUST

POWER OF ATTORNEY

The undersigned in his capacity as a Trustee or Officer, or both, as the case may be, of Baron ETF Trust (the “Trust”) does hereby appoint Kristine Treglia and Patrick M. Patalino, and each of them, severally, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all Registration Statements on Form N-14 relating to the reorganizations of Baron FinTech Fund into Baron Financials ETF and Baron Technology Fund into Baron Technology ETF (including pre- and post-effective amendments thereto) and all instruments necessary or desirable in connection therewith, to attest the seal of the Trust thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

Signatures	Title	Date
/s/ Michael Baron	Co-President and Trustee	August 5, 2025
Michael Baron

BARON ETF TRUST

POWER OF ATTORNEY

The undersigned in his capacity as a Trustee or Officer, or both, as the case may be, of Baron ETF Trust (the “Trust”) does hereby appoint Kristine Treglia and Patrick M. Patalino, and each of them, severally, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all Registration Statements on Form N-14 relating to the reorganizations of Baron FinTech Fund into Baron Financials ETF and Baron Technology Fund into Baron Technology ETF (including pre- and post-effective amendments thereto) and all instruments necessary or desirable in connection therewith, to attest the seal of the Trust thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

Signatures	Title	Date
/s/ Thomas J. Folliard	Chairman and Trustee	August 5, 2025
Thomas J. Folliard

BARON ETF TRUST

POWER OF ATTORNEY

The undersigned in his capacity as a Trustee or Officer, or both, as the case may be, of Baron ETF Trust (the “Trust”) does hereby appoint Kristine Treglia and Patrick M. Patalino, and each of them, severally, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all Registration Statements on Form N-14 relating to the reorganizations of Baron FinTech Fund into Baron Financials ETF and Baron Technology Fund into Baron Technology ETF (including pre- and post-effective amendments thereto) and all instruments necessary or desirable in connection therewith, to attest the seal of the Trust thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

Signatures	Title	Date
/s/ Abraham (Avi) Nachmany	Trustee	August 5, 2025
Abraham (Avi) Nachmany

BARON ETF TRUST

POWER OF ATTORNEY

The undersigned in her capacity as a Trustee or Officer, or both, as the case may be, of Baron ETF Trust (the “Trust”) does hereby appoint Kristine Treglia and Patrick M. Patalino, and each of them, severally, her true and lawful attorney and agent to execute in her name, place and stead (in such capacity) any and all Registration Statements on Form N-14 relating to the reorganizations of Baron FinTech Fund into Baron Financials ETF and Baron Technology Fund into Baron Technology ETF (including pre- and post-effective amendments thereto) and all instruments necessary or desirable in connection therewith, to attest the seal of the Trust thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

Signatures	Title	Date
/s/ Anita James Rival	Trustee	August 5, 2025
Anita James Rival

BARON ETF TRUST

POWER OF ATTORNEY

The undersigned in his capacity as a Trustee or Officer, or both, as the case may be, of Baron ETF Trust (the “Trust”) does hereby appoint Kristine Treglia and Patrick M. Patalino, and each of them, severally, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all Registration Statements on Form N-14 relating to the reorganizations of Baron FinTech Fund into Baron Financials ETF and Baron Technology Fund into Baron Technology ETF (including pre- and post-effective amendments thereto) and all instruments necessary or desirable in connection therewith, to attest the seal of the Trust thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

Signatures	Title	Date
/s/ David A. Silverman, MD	Trustee	August 5, 2025
David A. Silverman, MD

BARON ETF TRUST

POWER OF ATTORNEY

The undersigned in her capacity as a Trustee or Officer, or both, as the case may be, of Baron ETF Trust (the “Trust”) does hereby appoint Kristine Treglia and Patrick M. Patalino, and each of them, severally, her true and lawful attorney and agent to execute in her name, place and stead (in such capacity) any and all Registration Statements on Form N-14 relating to the reorganizations of Baron FinTech Fund into Baron Financials ETF and Baron Technology Fund into Baron Technology ETF (including pre- and post-effective amendments thereto) and all instruments necessary or desirable in connection therewith, to attest the seal of the Trust thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

Signatures	Title	Date
/s/ Marvelle Sullivan	Trustee	August 5, 2025
Marvelle Sullivan

BARON ETF TRUST

POWER OF ATTORNEY

The undersigned in his capacity as a Trustee or Officer, or both, as the case may be, of Baron ETF Trust (the “Trust”) does hereby appoint Kristine Treglia and Patrick M. Patalino, and each of them, severally, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all Registration Statements on Form N-14 relating to the reorganizations of Baron FinTech Fund into Baron Financials ETF and Baron Technology Fund into Baron Technology ETF (including pre- and post-effective amendments thereto) and all instruments necessary or desirable in connection therewith, to attest the seal of the Trust thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

Signatures	Title	Date
/s/ Errol Taylor	Trustee	August 5, 2025
Errol Taylor

BARON ETF TRUST

POWER OF ATTORNEY

The undersigned in his capacity as a Trustee or Officer, or both, as the case may be, of Baron ETF Trust (the “Trust”) does hereby appoint Kristine Treglia and Patrick M. Patalino, and each of them, severally, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all Registration Statements on Form N-14 relating to the reorganizations of Baron FinTech Fund into Baron Financials ETF and Baron Technology Fund into Baron Technology ETF (including pre- and post-effective amendments thereto) and all instruments necessary or desirable in connection therewith, to attest the seal of the Trust thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

Signatures	Title	Date
/s/ Alejandro (Alex) Yemenidjian	Trustee	August 5, 2025
Alejandro (Alex) Yemenidjian